UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023 (August 11, 2023)

NCR ATLEOS, LLC*

(Exact name of registrant as specified in its charter)

Commission File Number 001-41728

Delaware	92-3588560
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (678) 808-6995

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NATL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	NCR Atleos, LLC is expected to convert into a corporation and be renamed NCR Atleos Corporation prior to the completion of the spin-off (as defined below).

Item 7.01. Regulation FD Disclosure.

NCR Atleos, LLC (“NCR Atleos”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on June 26, 2023 (as amended, the “Registration Statement”), relating to the separation of NCR Atleos from NCR Corporation (“NCR”) and the distribution of shares of NCR Atleos to stockholders of NCR (collectively the separation and distribution, the “spin-off”). On August 11, 2023, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the separation and distribution, and provides important information regarding NCR Atleos’s business and management.

The final information statement, dated August 14, 2023 (the “Information Statement”), is attached hereto as Exhibit 99.1. NCR expects to make the Information Statement publicly available on or before the record date for the distribution, and to begin mailing to its stockholders a Notice of Internet Availability of Information Statement Materials on or around such date, such notice to be in a form substantially consistent with the form of Notice of Internet Availability of Information Statement Materials attached hereto as Exhibit 99.2. The date of the distribution, the record date for the distribution, the date on which the Information Statement has been made available to stockholders and the date that the Notice of Internet Availability of Information Statement Materials is mailed to stockholders are not included in the Information Statement attached as Exhibit 99.1. The Information Statement when made available to NCR stockholders will contain those dates. NCR and NCR Atleos will also separately announce publicly the date of the distribution and the record date for the distribution once determined by NCR.

Completion of the distribution is conditioned upon the satisfaction or waiver of certain conditions as described in the Information Statement. NCR Atleos common stock is expected to begin trading “regular way” on the New York Stock Exchange under the ticker symbol “NATL” on the first trading day following the distribution.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of NCR Atleos under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No	Description

99.1	Information Statement of NCR Atleos, LLC, dated August 14, 2023

99.2	Form of Notice of Internet Availability of Information Statement Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Atleos, LLC

By:	/s/ Timothy Oliver
Timothy Oliver
President, Treasurer and Secretary

Date: August 15, 2023

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